Nature of the Business	3 Months Ended
Mar. 31, 2013
Nature of Operations [Text Block]
1.             Nature of the Business

SANUWAVE Health, Inc. and subsidiaries (the “Company”) is a shockwave technology company using noninvasive, high-energy, acoustic shockwaves for regenerative medicine and other applications.  The Company’s initial focus is regenerative medicine – utilizing noninvasive, acoustic shockwaves to solicit a biological response resulting in the body healing itself through the repair and regeneration of tissue, musculoskeletal and vascular structures.  The Company’s lead regenerative product in the United States is the demaPACE® device, which is in a supplemental Phase III clinical study for treating diabetic foot ulcers with possible FDA approval in 2015 subject to submission of satisfactory clinical study results.

The Company’s portfolio of healthcare products and product candidates activate biologic signaling and angiogenic responses, including new vascularization and microcirculatory improvement, helping to restore the body’s normal healing processes and regeneration.  The Company intends to apply its Pulsed Acoustic Cellular Expression (PACE®) technology in wound healing, orthopedic, plastic/cosmetic and cardiac conditions.  The Company is currently not marketing any commercial products in the United States.  Revenue is from sales of the European Conformity Marking (“CE Mark”) devices and accessories in Europe, Canada and Asia/Pacific.

In addition, there are license/partnership opportunities for the Company’s shockwave technology for non-medical uses, including energy, water, food and industrial markets.